Deferred income	12 Months Ended
Dec. 31, 2022
Accruals and deferred income including contract liabilities [abstract]
Deferred income
22 Deferred income
Deferred income consists of USD 880 thousand (2021: USD 1,415 thousand) related to a depositary fee from BNY Mellon, deferred over the course of 5 years and thus, USD 345 thousand (2021: USD 875 thousand) classified as non-current in the consolidated statement of financial position. Our depositary agreement with BNY Mellon contains a compensation for each ADS issued during our primary (IPO) and secondary offerings. This compensation is accrued over the term of the agreement. Other amounts refers to contract liabilities related to payments received from end customers in advance for goods that have been ordered but are not yet delivered. As of December 31, 2022 contract liabilities amounts to USD 3,437 thousand (2021: USD 5,412 thousand). The total amount of the contract liability, as of the beginning of the period, was recognized as revenue in 2022.